UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or Telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET:

http://www.cstproxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.optimumbank.com/stockholder-information/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE:

1-866-894-0536 via touchtone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0536

Have your Proxy Card in hand and follow the instructions.

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April ____, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on ___________, May ____, 2019, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for 2018, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call our offices at (954) 900-2805.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for our company.

Sincerely,

Moishe Gubin

Director

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OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May ____, 2019

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on __________, May ___, 2019, at 10:00 a.m. for the following purposes:

1. To elect seven (7) directors;

2. To approve the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

3. To approve the participation of officers, directors and employees of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

4. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares;

5. To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for fiscal year 2019; and

6. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on ________, 2019 are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Moishe Gubin

Director

Fort Lauderdale, Florida

April ___, 2019

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IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May ___, 2019. Our Proxy Statement and Annual Report on Form 10-K for 2018 are available at http://www.optimumbank.com/stockholder-information/

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OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY ____, 2019

This Proxy Statement will be first mailed to shareholders on or about April ___, 2019. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on ____________, May ____, 2019, at the executive offices of OptimumBank (the “Bank”), 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on ________, 2019 will be entitled to vote at the meeting on the basis of one vote for each share held. On the record date, there were _________ outstanding shares of common stock held of record by approximately ___ shareholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the annual meeting take place?

The annual meeting will be held on May ___, 2019 at 10:00 a.m. (local time), at the executive offices of the Bank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on ________, 2019 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on five items:

1. The election of seven (7) Directors (see page 11);

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2. The approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I (see page 15);

3. The approval of the participation of officers, directors and employees of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2 (see page 19);

4. The approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares (see page 20); and

5. The ratification of the appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent registered public accounting firm for the 2019 fiscal year (see page 23).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are four ways to vote:

● By toll free telephone at 1-866-894-0537;

● By internet at http://www.cstproxyvote.com;

● If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

● By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet or telephone?

Internet and telephone voting is available through 11:59 p.m. (Eastern Daylight Time) on ______, May ___, 2019 (the day before the annual meeting).

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What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as Directors;

2. FOR the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

3. FOR the approval of the participation of officers, directors and employees of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

4. FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares; and

5. FOR the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Moishe Gubin and Joel Klein of the Company to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had _________ outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

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How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least _______ shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I (Proposal No. 2), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the approval of the participation of officers, directors and employees of the Company in the exchange offer for the Trust Preferred Securities described in Proposal No. 2 (Proposal No. 3), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares (Proposal No. 4), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the ratification of the appointment of Hacker, Johnson & Smith, P.A. (Proposal No. 5), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

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Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on ________, 2019 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for Director named in this proxy statement;

●	FOR the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

●	FOR the approval of the participation of officers, directors and employees of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

●	FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares; and

●	FOR ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent registered public accounting firm for the Company for the 2019 fiscal year.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:

Mary Franco, Operations Assistant - (954) 900-2805

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, each of whom are to be elected at the annual meeting. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current Directors. The Board of Directors has nominated each of the current Directors for election at the 2019 annual meeting.

The Company is currently seeking additional candidates to serve as Directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Moishe Gubin, age 42, has served as a Director of the Company and OptimumBank since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, a real estate holding company, which owns properties in multiple states, and owns many other businesses. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Joel Klein, age 72, became a Director of the Company and OptimumBank in February 2012. Mr. Klein has been retired since 2011. From 2006 until 2010, he served as Chief Financial Officer for Chicago-based Taxi Affiliation Services, LLC, a company that provides support services to transportation companies in five states and over twenty separate municipalities. Between 1994 and 2005, he was a vice president at The Stamford Group, Inc., a Connecticut based provider of investment and merchant banking services. Prior to his service with The Stamford Group, Mr. Klein served in various financial management capacities, including Chief Financial Officer, Controller, and Senior Accountant with various firms, including Equilease Corporation, Choice Drug Systems, Inc., The Leasing Equipment Group, Ltd., I.C. Herman & Co., Goldstein, Golub, Kessler & Co. CPA’s, and Brout, Isaacs & Co. CPA’s. Mr. Klein received a Bachelor of Science degree in Accounting from Brooklyn College in 1969. He has been licensed as a CPA in the State of New York since 1972.

Martin Z. Schmidt, age 71, became a Director of the Company and OptimumBank in August 2015. Mr. Schmidt has been in the financial and estate planning, securities and insurance industries since 1975. Since 2013, he has been an independent financial consultant with National Holdings Corp/Gilman Ciocia. In 2007, he served in a marketing capacity and liaison to the national senior accounting firms for Twenty-First Securities, Inc., introducing market based solutions for tax and corporate based problems within their institutional client base. From 1993 to 2000, he served as a Vice President and Branch Manager for multiple branches of Advest, Inc., a major regional securities and investment management firm. Mr. Schmidt served with the 423rd Military Police, U.S. Army Reserve, for five years, completed 3 years of coursework towards an MBA in Management Science and Statistics at the Lubin Graduate School of Business Administration in 1973, and graduated Brooklyn College with a B.A. in Economics in 1969.

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Avi M. Zwelling, age 46, became a Director of the Company and OptimumBank in December 2017. Mr. Zwelling is the managing partner of Stern Zwelling, LLC, which is located in Boca Raton, Florida. The firm handles commercial litigation, banking, real estate, and trusts and estates matters. Mr. Zwelling graduated from Columbia University in New York, New York, with a B.A. in Comparative Religion, and earned a law degree from the Benjamin N. Cardozo School of Law, also in New York, New York. Mr. Zwelling has been providing legal services to the Company since 2012.

Thomas Procelli, age 64, has served as a Director of the Company since July 25, 2017 and OptimumBank since October 2012. Mr. Procelli is Director of Operations for Better Living Solutions, a Tallahassee counseling and wellness outpatient center specializing in eating disorder treatment and offers financial institution and business support services through his firm TAP Independent Consulting. Mr. Procelli served as an Executive Vice President since the founding of OptimumBank in October 2000 through September 2015 in the positions of Chief Technology Officer and Chief Operating Officer. Mr. Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit. Outside of banking, he has worked in public accounting at the firm of Coopers and Lybrand and in the software development section with Fiserv – Software Development Sector. He received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York.

Chan Heng Fai Ambrose, age 74, has served as a Director since June 2018. Mr. Chan is an expert in banking and finance, with years of experience in these industries. He has also restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan serves as the CEO of Singapore eDevelopment Limited (“Singapore eDevelopment”), a limited company listed on the Catalist of the Singapore Exchange Securities Trading Limited. Singapore eDevelopment is a diversified holding company. He was appointed as a director of Singapore eDevelopment in March 2014. He is also Non-Executive Director of ASX-listed bio-technology company Holista Colltech Limited, a position he has held since July of 2013. From September of 1992 until July of 2015, Mr. Chan also served as Managing Chairman of HKSE-listed Heng Fai Enterprises Limited, a holding company now known as ZH International Holdings Limited. He also served as director of Global Medical REIT Inc. (NYSE: GMRE) from December of 2013 until July of 2015 and as director of American Housing REIT Inc. from October of 2013 to July of 2015.

Jeffry Wagner, age 65, became a Director of the Company and OptimumBank in November 2018. Mr. Wagner retired in 2015 after serving as Executive Vice President, CFO and Secretary of OptimumBank since 2013. Prior to his tenure at OptimumBank, Mr. Wagner was Executive Officer, CFO/Treasurer at Florida Business Bank in Melbourne, Florida from 2007 until 2012 and SVP of Planning & Analysis for Huntington Bancshares in Columbus, Ohio between 1993 and 2002. Mr. Wagner is also a Trustee for the Reeves Foundation, an Ohio-based private foundation. He graduated from Bowling Green University in 1978 with a B.A. in Economics and International Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that Chan Heng Fai Ambrose, Moishe Gubin, Joel Klein, Thomas Procelli, Martin Schmidt, Avi Zwelling and Jeffry Wagner, each meet the standards of independence under the listing standards of The NASDAQ Stock Market (“NASDAQ”).

The Board of Directors Meetings and Committees

The Company’s Board of Directors met 12 times during 2018. The independent directors met once in executive session without management during 2018. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served held while he has been a Director. The Company’s Board of Directors has established several standing committees, including the following:

Compensation Committee

The Compensation Committee currently consists of Moishe Gubin (Chairman), Joel Klein and Avi Zwelling. Mr. Gubin, Mr. Klein and Mr. Zwelling are independent under the NASDAQ listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met once during 2018 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

In 2018, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements.

Nominating Committee

The Nominating Committee currently consists of Mr. Gubin (Chairman), Mr. Klein, and Mr. Zwelling. The committee evaluates new candidates and current directors, and recommends candidates to the Board to fill vacancies occurring between annual shareholder meetings. A copy of the charter for the Nominating Committee can be viewed on the Company’s website at www.optimumbank.com/ information-center/corporate-governance.

All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors” were recommended by a majority of the independent directors of the Company. The nominating committee held one meeting during 2018.

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The Nominating Committee will initially consider nominating the Company’s existing directors for re-election to the Board as appropriate or other director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Nominating Committee will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including banking, financial, real estate and/or legal expertise, who would be effective as a director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Nominating Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. For the 2020 annual meeting, recommendations must be received by ___________, 2019. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors consisting of Jeffry Wagner (Chairman), Thomas Procelli and Martin Schmidt. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

The Board determined that all of the members of the Audit Committee were financially literate and independent in accordance with the NASDAQ listing standards applicable to audit committee members. The Board has determined that Jeffry Wagner is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met four times during 2018. A Report from the Audit Committee is included on page 24.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting. All of the current directors attended the 2018 annual meeting (held in May 2018), with the exception of Mr. Chan and Mr. Wagner, who did not join the Board until June 2018 and November 2018, respectively.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, Attention: Mary Franco. All communications will be compiled by the Corporate Secretary and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of the Company’s Code of Ethics should be reported under the procedures outlined in the Company’s Whistleblower Policy. Our Whistleblower Policy is available on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Board Leadership Structure and Role in Risk Oversight

The Company’s policy is to separate the roles of chairman and chief executive officer of the Company. At the present time, the Company does not have any person serving as the Chairman of the Board.

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at the Company’s committee levels, the Board, as a whole, oversees the Company’s risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about the Company’s risks. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation practices and policies.

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PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF UP TO 1,000,000 SHARES OF COMMON STOCK IN EXCHANGE FOR TRUST PREFERRED SECURITIES ISSUED BY OPTIMUMBANK CAPITAL TRUST I

The Company is seeking shareholder approval of a proposal to issue up to 1,000,000 shares of the Company’s common stock in exchange for trust preferred securities (the “Trust Preferred Securities”) issued by OptimumBank Capital Trust I (the “Trust”). The issuance of the common stock requires the approval of the Company’s shareholders under Nasdaq Marketplace Rule 5635(d).

Background

The Trust was formed by the Company in 2004 for the purposes of raising capital for OptimumBank. At that time, the Trust raised $5,155,000 through the sale of 5,000 Trust Preferred Securities to a third party investor and the issuance of 155 common trust securities to the Company.

The Trust utilized the proceeds of $5,155,000 to purchase a Junior Subordinated Debenture from the Company (the “Debenture”). Under the Debenture, the Company is required to make interest payments on a periodic basis and to pay the outstanding principal amount plus accrued interest on October 7, 2034.

The Company has been in default under the Debenture since 2015 due to its failure to make required interest payments. To date, neither the trustee nor the holders of the Trust Preferred Securities have accelerated the outstanding balance of the Debenture.

On May 8, 2018, Preferred Shares, LLC (the “Purchaser”) acquired all 5,000 of the Trust Preferred Securities from a third party. The Purchaser is an affiliate of Moishe Gubin, a director of the Company.

During the third quarter of 2018, the Purchaser sold its rights to 694 Trust Preferred Securities to several unaffiliated third parties. The Company subsequently issued 301,778 shares of common stock to these third parties in exchange for the 694 Trust Preferred Securities.

As of March 31, 2019, the Trust Preferred Securities had an outstanding balance of approximately $5,715,000, consisting of $4,306,000 in principal and the balance in accrued interest.

On March 13, 2019, the Purchaser provided the Company with a written undertaking that the Purchaser would not accelerate and demand payment of any of the principal or accrued interest under the Debenture prior to March 27, 2020.

As discussed more fully below, the Board has determined that the Company should make an offer to the holders of the Trust Preferred Securities to exchange a portion of the Trust Preferred Securities for newly-issued shares of common stock in order to reduce the Company’s obligations under the Trust Preferred Securities.

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Proposed Exchange Offer

The Company is seeking shareholder approval to authorize the Company to make an offer to the holders of the Trust Preferred Securities to exchange their Trust Preferred Securities for shares of the Company’s common stock.

The exchange offer would be made on the following terms:

●	The maximum aggregate number of shares of common stock that would be issued by the Company would not exceed 1,000,000 shares.

●	The maximum aggregate value of the Trust Preferred Securities that would be exchanged would not exceed $3,150,000 (calculated on the basis of the outstanding balance of such Trust Preferred Securities).

●	The Trust Preferred Securities would be valued at their face value (i.e., principal plus accrued interest) for purposes of the exchange.

●	The Company will offer its common stock at a value equal to the lesser of (i) $3.15 per share (equal to 110% of book value as of December 31, 2018), or (ii) the market price on the date on which a holder of Trust Preferred Securities delivers an acceptance of the exchange offer to the Company.

●	The exchange offer would commence within 10 days after the annual meeting of shareholders.

●	The exchange offer would be open for a period of 90 days after its commencement date.

●	No person would be permitted to exchange Trust Preferred Securities if, after the exchange, such person would be the beneficial owner of more than 9.9% of the Company’s common stock.

Nasdaq Marketplace Rule 5635(d)

The Company’s common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules.

Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires the Company to obtain shareholder approval prior to the issuance of its common stock in connection with certain non-public offerings. Rule 5635(d) applies when:

●	the offering involves the sale, issuance or potential issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance; and

●	the offering price is less than the current market price.

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Rule 5635(d) will apply because the number of shares that could be issued in the exchange offer will exceed the 20% threshold and the offering price may be less than the current market price. As a result, the Company is required to obtain shareholder approval of the offering.

Potential Effect of Exchange Offer

If the exchange offer is approved by the shareholders, the Company would commence the offering promptly after the annual meeting of shareholders.

The exchange offer would be made to the current holders of the Trust Preferred Securities and persons who acquire the Trust Preferred Securities prior to the expiration of the exchange offer.

The price for the common stock to be offered in the exchange offer would be equal to the lesser of (i) $3.15 per share (equal to 110% of book value as of December 31, 2018), or (ii) the market price on the date on which a holder of Trust Preferred Securities delivers an acceptance of the exchange offer to the Company. The market price of the common stock as of the date of this proxy statement is $________ per share. Assuming that the market price does not change during the term of the exchange offer, then the price for the common stock would be $3.15 per share.

The potential effects of the exchange offer would be as follows:

●	The Company could issue up to 1,000,000 shares of common stock, which would increase the outstanding number of shares from 1,858,020 shares to 2,858,020 shares. The actual number will vary based on the level of participation from the holders of the Trust Preferred Securities and the price of the common stock to be issued in the exchange.

●	The Company would acquire a maximum of $3,150,000 of the Trust Preferred Securities. The actual amount will vary based on the level of participation from the holders of the Trust Preferred Securities and the price of the common stock to be issued in the exchange.

●	The Company’s stockholders’ equity would be increased based on the value of the Trust Preferred Securities acquired by the Company in the exchange. For accounting purposes, the Company would record the purchase of the Trust Preferred Securities as an increase in the Company’s equity interest in the Trust under the heading “Other Assets” and record an equal increase in its stockholders’ equity.

●	The issuance of shares of common stock in the exchange would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in the Company’s common stock. The shareholders do not have preemptive rights to subscribe for additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Company’s common stock.

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Currently, all of the 4,306 outstanding Trust Preferred Securities are owned by the Purchaser, an affiliate of Mr. Gubin, a Director of the Company. The Purchaser has indicated that it expects to transfer a portion of the Trust Preferred Securities to one or more unrelated parties that will participate in the exchange offer. Additionally, the Purchaser has indicated that it will participate in the exchange offer subject to the restriction that no person may acquire shares in the exchange if such person would become beneficial owner of more than 9.9% of the common stock. As of the date of this proxy statement, Mr. Gubin and the Purchaser beneficially owned 4.11% of the common stock.

Reasons for the Exchange Offer

The Board believes that the exchange of additional Trust Preferred Securities for common stock would be in the best interest of the Company and its shareholders. The Board believes that the long-term stability of the Company depends on the Company’s ability to eliminate the Trust Preferred Securities through a combination of share exchanges and payments. The Company, however, is currently prohibited from making any payments on the Trust Preferred Securities under its Written Agreement with the Federal Reserve. Accordingly, the exchange remains the Company’s best option of addressing its obligations under the Trust Preferred Securities.

As noted above, the exchange offer will also result in an increase in the Company’s stockholders’ equity based on the value of the Trust Preferred Securities acquired by the Company in the exchange.

In considering this matter, the Board has also concluded that it would be necessary to offer the common stock at a discount to its market price in order to induce the holders of the Trust Preferred Securities to participate in the exchange. Assuming that the common stock will be offered at $3.15 per share, the current discount would be approximately ____% from the market price of $_________ per share as of May __, 2019.

The Board was aware that Moishe Gubin, a Director of the Company, had a conflict of interest with respect to this matter in light of his ownership of the current holder of the Trust Preferred Securities. To address this issue, Mr. Gubin abstained from voting on this matter.

Vote Required

Assuming the existence of a quorum, the affirmative vote of the majority of the votes cast for this proposal is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF UP TO 1,000,000 SHARES OF COMMON STOCK IN EXCHANGE FOR TRUST PREFERRED SECURITIES ISSUED BY OPTIMUMBANK CAPITAL TRUST I IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

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proposal no. 3

APPROVAL OF THE PARTICIPATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY IN THE EXCHANGE OFFER FOR THE TRUST PREFERRED SECURITIES DESCRIBED IN PROPOSAL 2

The Company is seeking approval of a proposal to authorize the Company’s officers, directors and employees to participate in the Trust Preferred Securities exchange described in Proposal 2.

The participation of the Company’s officers, directors and employees in the Trust Preferred Securities exchange requires the approval of the Company’s shareholders under Nasdaq Marketplace Rule 5635(c).

Nasdaq Marketplace Rule 5635(c) (“Rule 5635(c)”) requires shareholder approval of any issuance of the Company’s common stock to the Company’s officers, directors and employees at a price that is less than fair market value. Under Rule 5635(c), the issuance of common stock at a price less than the market value of the common stock is considered a form of “equity compensation.”

As discussed in Proposal 2 above, the Company is seeking shareholder approval of a proposal to issue to up to 1,000,000 shares of the Company’s common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I.

At the present time, the owner of the Trust Preferred Securities is an affiliate of Mr. Gubin, a Director of the Company. As a result, any exchange of the Trust Preferred Securities held by the current holder would be subject to the requirements of Rule 5635(c). Additionally, it is possible that other officers, directors and employees of the Company may acquire Trust Preferred Securities that they would seek to exchange for common stock.

The Company is requesting its shareholders to approve the participation of Mr. Gubin and the Company’s other officers, directors and employees in the exchange.

As discussed in Proposal 2, the Board believes that the exchange of additional Trust Preferred Securities for common stock would be in the best interest of the Company and its shareholders. The participation of Mr. Gubin and the Company’s other officers, directors and employees in the exchange would significantly enhance the Company’s ability to achieve the goals of the exchange offer.

As discussed in Proposal 2, the exchange offer may be made at a price that is less than current market price. In considering this matter, the Board has concluded that it would be necessary to offer the common stock at a discount to its market price in order to induce the holders of the Trust Preferred Securities to participate in the exchange. Assuming that the common stock will be offered at $3.15 per share, the discount would be approximately _____% from the market price of $__________ per share as of May__, 2019. Under Rule 5635(c), this discount is treated as a form of equity compensation that requires shareholder approval.

The other potential effects of the exchange offer are discussed in Proposal 2.

As described in Proposal 2, the Board was aware that Mr. Gubin, a director of the Company, had a conflict of interest with respect to this matter in light of his ownership of the current holder of the Trust Preferred Securities. To address this issue, Mr. Gubin abstained from voting on this matter.

Vote Required for Approval

Assuming the existence of a quorum, the affirmative vote of the majority of the votes cast for this proposal is required to approve this matter. Approval of this Proposal 3 is subject to the approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PARTICIPATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY TO PARTICIPATE IN THE EXCHANGE OFFER FOR THE TRUST PREFERRED SECURITIES DESCRIBED IN PROPOSAL 2.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 5,000,000 SHARES TO 10,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares. The Company’s shareholders are being asked to approve this amendment in the form attached hereto as Exhibit A.

The purpose of the increase is to provide the Company with a sufficient number of authorized shares:

●	to undertake the exchange offer for the Trust Preferred Securities;

●	to undertake a proposed rights offering of common stock and warrants; and

●	to provide shares for other corporate actions that may be approved by the Board in the future, such as additional offerings.

Current Outstanding Shares of Common Stock

As of March 31, 2019, the Company had 1,858,020 shares of common stock issued and outstanding and _______ shares reserved for future issuance in connection with the Company’s equity incentive plans.

Proposed Rights Offering

The Board is currently considering undertaking a rights offering under which the Company will offer each shareholder the right to purchase, for each common share held by the shareholder, one unit consisting of one share of common stock and one warrant (a “Unit”).

The proposed terms of the rights offering are as follows:

●	The price of each Unit would be $5.00 per Unit.

●	Each warrant would entitle the holder to purchase one common share at a price of $7.50 per share. The warrants would have a term of five years. The warrants could be sold or transferred separately after issuance of the Units.

●	The rights offering would commence following the effectiveness of the Company’s registration statement. The rights offering would be open for a period of three months.

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●	No person would be permitted to purchase the Units if, after the purchase, such person would be the beneficial owner of more than 9.9% of the shares of common stock.

●	The maximum number of shares of common stock that would be issued in the exchange offer would be equal to the number of outstanding shares on the record date for the rights offering.

●	The maximum number of shares of common stock that would be issued upon the exercise of the warrants would be equal to the number of outstanding shares of common stock on the record date for the rights offering.

The terms of the rights offering have not been finalized. Any rights offering would need to be registered with the Securities and Exchange Commission under the Securities Act of 1933. As a result, it is possible that the terms of the rights offering may change and that the rights offering may not be completed.

Reasons for the Increase in Authorized Common Stock

As discussed in Proposal 2, the Company may issue up to 1,000,000 shares of common stock in the exchange offer for the Trust Preferred Securities. Additionally, the Company is considering a rights offering to the shareholders of the Company in which the Company would offer a substantial number of additional shares and warrants to the Company’s shareholders.

The Board believes that the availability of additional authorized shares of common stock will provide the Company with the ability to accommodate the exchange offer and the rights offering and provide the Company with the additional flexibility to issue common stock for a variety of other general corporate purposes as the Board may determine to be desirable, including stock splits (including splits effected through the declaration of stock dividends), future offerings, acquisitions or incentive compensation.

Without an increase in the number of authorized shares of common stock, the number of remaining common shares may be insufficient to complete one or more of the above corporate actions when and if the Board deems it advisable and in the best interests of the shareholders to do so. The Board further believes that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to the Company and its shareholders by allowing us promptly to consider and complete additional offerings needed to capitalize the Company and the Bank.

Except for the exchange offer and the rights offering, the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock to be authorized.

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The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquirer, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of shareholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company’s common stock will not itself change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Articles of Incorporation may occur as a result of the exchange offer and the rights offering and at other times in the future. The issuance of additional shares could have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s common stock.

Once the proposed amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly-authorized shares of common stock will have the same rights and privileges as the currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock. If the proposed amendment is adopted, it will become effective upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Florida.

Vote Required

Assuming the existence of a quorum, the affirmative vote of the majority of votes cast for this proposal is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 5,000,000 SHARES TO 10,000,000 SHARES.

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PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith, P.A. (“Hacker Johnson”) as the Company’s independent auditor for fiscal year 2019, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the existence of a quorum, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote at the meeting is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF HACKER, JOHNSON & SMITH, P.A. AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2019.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2018 with the Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith, P.A., communications pursuant to applicable auditing standards. In addition, Hacker, Johnson & Smith, P.A. has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith, P.A., the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and selected Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for 2019.

AUDIT COMMITTEE

Jeffry Wagner

Thomas Procelli

Martin Schmidt

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INDEPENDENT ACCOUNTANTS

Hacker Johnson & Smith, P.A., the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2018.

Audit Fees

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith, P.A. for professional services rendered for the years ended December 31, 2018 and 2017:

Fee Category	2017 Fees	2018 Fees

Audit Fees	$60,000	$73,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, P.A. in connection with statutory and regulatory filings or engagements.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith, P.A., independent public auditors for the Company for 2018 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

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MANAGEMENT

Officers of the Company

The Board of Directors is seeking to appoint Moishe Gubin as the Company’s Chief Executive Officer. Mr. Gubin has submitted requests for the required regulatory approvals to serve as Chief Executive Officer of the Company. These requests are currently pending.

From October 2015 to June 2016, Joel Klein, a Director of the Company, acted as the Company’s principal executive officer and principal financial officer on an interim basis. Since June 2016, Timothy Terry, President and Chief Executive Officer of the Bank, has been acting as the Principal Executive Officer for the Company, and since October 16, 2017, David Edgar, Controller of the Bank, has been acting as the Principal Financial Officer for the Company.

The backgrounds of Mr. Terry and Mr. Edgar are set forth below.

Timothy Terry, age 63, was appointed President and Chief Executive Officer of the Bank in February 2013 and was appointed Chief Operating Officer of the Bank in 2018. Mr. Terry has been in banking for 35 years and most recently served as President/CEO of Putnam State Bank in Palatka, Florida. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

David Edgar, age 56, was appointed Controller of the Bank in October 2017. Mr. Edgar has been in banking for 34 years and most recently served as Senior Vice President and Chief Financial Officer of FirstCity Bank of Commerce in Palm Beach Gardens, Florida. Mr. Edgar received his Bachelor of Accounting degree from the University of Alabama. He is also a graduate of the Graduate School of Banking at Louisiana State University.

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MANAGEMENT COMPENSATION

The following table shows the compensation paid by the Company and the Bank for 2018 and 2017 to the persons acting as principal executive officer and principal financial officer. The Company did not have any persons serving as executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation($)	Total Compensation($)

Timothy Terry (1)	2018	$225,000	-	$8,400	$233,400
President, Chief Executive Officer and	2017	$225,000	-	$8,400	$233,400
Chief Operating Officer of the Bank

David Edgar (2)	2018	$165,000	-	-	$165,000
Controller of the Bank	2017	$31,855	-	-	$31,855

James Odza (3)	2017	$90,440	-	-	$90,440
Former Chief Financial Officer of the Bank

(1)	All other compensation for Mr. Terry in each year represents an auto allowance.

(2)	Mr. Edgar’s employment commenced in October 2017.

(3)	Mr. Odza’s employment was terminated in August 2017.

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Stock Options

No stock options were granted to any of the executive officers in 2018. None of the Company’s executive officers holds any stock options.

Director Compensation

Each Director receives compensation for serving on the Board of Directors and committees of the Board. Mr. Gubin receives $1,650 for each Board meeting attended, and all other directors receive $1,100 for each Board meeting attended. For Audit Committee meetings, the Chairman receives compensation of $400 for each meeting attended, and the members receive $300. For Compensation Committee meetings, Mr. Gubin receives compensation of $125 for each meeting attended and the other members receive $100. Mr. Gubin also receives $200,000 per year for additional services as a director, payable in shares of the Company’s common stock (based on the fair market value on the date of issuance).

Director Compensation Table For 2018

Name	Cash Compensation($)	Stock Awards($)		All Other Compensation ($)	Total($)
Moishe Gubin	$21,750	$200,000	(1)	$0	$221,750
Joel Klein	15,000	0		0	15,000
Martin Schmidt	15,400	0		0	15,400
Thomas Procelli	13,600	0		0	13,600
Avi M. Zwelling	10,800	0		0	10,800
Chan Heng Fai Ambrose	3,300	0		0	3,300
Jeffry Wagner	0	0		0	0
Total	$79,850	$200,000		$0	$279,850

(1)	This amount represents the fair value of the stock grant made to Mr. Gubin in payment of a portion of his director’s fees in 2018.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of December 31, 2018 for:

●	each of the directors and executive officers of the Company and the Bank;

●	all of the directors and executive officers of the Company and the Bank as a group; and

●	each other person known by the Company to own beneficially more than 5% of the Company common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class[1]
Directors and Executive Officers

Moishe Gubin, Director	76,327	4.11%

Joel Klein, Director	31,404	1.69%

Thomas Procelli, Director	3,623	0.19%

Martin Schmidt, Director	7,653	0.41%

Avi Zwelling, Director	31,118	1.67%

Chan Heng Fai Ambrose, Director	104,480	5.62%

Jeffry Wagner, Director	0	0%

Timothy Terry, President, Chief Executive Officer and Chief Operating Officer of the Bank	0	0%

David Edgar, Controller of the Bank	0	0%

All directors and executive officers as a group	254,605	13.70%

[1]	Based on 1,858,020 shares of common stock outstanding on December 31, 2018

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Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class
Principal Shareholders

Midwest Torah Center 2516 S. Twyckenham Dr. South Bend, Indiana 46614	94,425	5.08%

Wrights Mill Holdings LLC 16 Wrights Mill Road Armonk, New York 10540-1130	100,000	5.38%

Barry Webster 1840 58th Street Brooklyn, New York 11204-2027	134,111	7.22%

The Elisha Rothman Irrevocable Trust 3570 N.E. 190th Street, Apt. 3900 Miami, Florida 33180-2466	179,553	9.66%

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2018 were made on a timely basis, except for a Form 3 on behalf of Mr. Wagner and a Form 5 on behalf of Messrs. Gubin, Klein, Procelli, Schmidt and Zwelling with respect to their director compensation.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2018, there have been no transactions or any proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

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SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2020 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than ___________, 2019, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2020 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by ______, 2019, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 is included with this proxy statement. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to OptimumBank Holdings, Inc., Attn: Mary Franco, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308. Our proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

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Exhibit A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

OPTIMUMBANK HOLDINGS, INC.

OPTIMUMBANK HOLDINGS, INC., a Florida corporation (the “Corporation”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, pursuant to the provisions of the Florida Business Corporation Act (the “Act”):

1. Amendment. Paragraph (a) of Article III is hereby deleted in its entirety and replaced with the following (the “Amendment”):

“(a) The aggregate number of shares of stock of all classes that the corporation shall have authority to issue is 16,000,000 shares, of which 10,000,000 shares shall be common stock, $.01 par value per share (“Common Stock”), and of which 6,000,000 shares shall be preferred stock, no par value (“Preferred Stock”).”

2. Approval of Amendment. The Amendment was approved and adopted by all of the directors of the Company at a meeting duly called and held on ________, 2019 and by the holders of the outstanding Common Stock of the Company at a meeting duly called and held on May __, 2019. The holders of the Common Stock are the only voting group entitled to vote on the Amendment. The number of votes cast for the Amendment by the shareholders was sufficient to approve the Amendment under the Act and the Company’s Articles of Incorporation and Bylaws.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this ___ day of _________, 2019.

OPTIMUMBANK HOLDINGS, INC.

By:
Name:
Title:

2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK * * * EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

OPTIMUMBANK HOLDINGS, INC.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May __, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE — 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

Please mark your votes like this X

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK HOLDINGS, INC.'S BOARD OF DIRECTORS.

1. To elect seven directors — FOR ☐ WITHHOLD AUTHORITY ☐ FOR ALL ☐

NOMINEES:
(1) Moishe Gubin
(2) Joel Klein
(3) Martin Schmidt
(4) Avi Zwelling
(5) Thomas Procelli
(6) Chan Heng Fai Ambrose
(7) Jeffry Wagner

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature ________________ **Signature, if held jointly** ______________ **Date** ____________, **2019.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

MIADOCS 17800635 3 33605.0004

 FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

OPTIMUMBANK HOLDINGS, INC.

PROXY

FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

MAY __, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MOISHE GUBIN and JOEL KLEIN, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on May __, 2019, at 10:00 a.m. or any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)